UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-01435

AMCAP Fund
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: February 28 or 29

Date of reporting period: February 29, 2012

Vincent P. Corti
AMCAP Fund
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Eric A. S. Richards
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

AMCAP Fund®

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Special feature

Growth investing in an uncertain environment

▶ See page 6

Annual report for the year ended February 29, 2012

AMCAP Fund seeks long-term growth of capital by investing primarily in U.S. companies that have solid long-term records and the potential for good future growth.

This fund is one of the 33 American Funds. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2012 (the most recent calendar quarter-end):

Class A shares

Reflecting 5.75% maximum sales charge	1 year	5 years	10 years
Average annual total return	—	2.13%	4.35%
Cumulative total return	1.33%	11.14%	53.12%

The total annual fund operating expense ratio is 0.73% for Class A shares as of the prospectus dated May 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details.

Results for other share classes can be found on page 34.

See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

U.S. stocks ended the fiscal year on a positive note after struggling with concerns about the economy and debt problems both in Europe and at home. This gain occurred despite further uncertainty in economies around the world as well as social unrest in the Middle East.

In this volatile environment, AMCAP posted a total return of 5.5%, compared with 5.1% for the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of primarily large U.S. stocks. The fund also outpaced the Lipper Growth Funds Index return of 2.7%.

Over the long term, AMCAP has exceeded the S&P 500 and the Lipper Growth Funds Index by sizable margins. For the past 10 years, AMCAP had an average annual total return of 5.3%, compared with 4.2% for the S&P 500 and 3.6% for the Lipper Growth Funds Index. For the fund’s nearly 45-year lifetime, AMCAP had an average annual total return of 11.3%, compared with 9.5% for the S&P 500 and 8.5% for the Lipper Growth Funds Index.

Investment results analysis

Information technology, the fund’s largest sector, had mixed results. Apple, the fund’s largest holding, rose 53.6% and Microsoft, AMCAP’s second-largest holding, gained 19.4%. Other technology stocks such as Oracle (–11.0%), Yahoo! (–9.6%) and Hewlett-Packard (–42.0%) didn’t fare as well.

The fund’s health care holdings made a major contribution. They included Biogen Idec (+70.3%), a developer of treatments for multiple sclerosis and cancer and AMCAP’s fifth-largest holding, CVS Caremark (+36.4%), Amgen (+32.4%) and Gilead Sciences (+16.7%), the fund’s fourth-largest holding.

Consumer discretionary companies generally helped the fund. They included Comcast (+14.1%), the largest cable television operator in the U.S., Tractor Supply (+64.1%), operator of farm and ranch stores throughout the U.S., and YUM! Brands (+31.6%), a quick-service-oriented restaurant company whose brands include Taco Bell, KFC and Pizza Hut. YUM! Brands reported that in 2011 its growing business in China accounted for 42% of its revenues.

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[Begin Sidebar]
In this report

Special feature

6	Growth investing in an uncertain environment

Contents

1	Letter to investors

4	The value of a long-term perspective

12	Summary investment portfolio

17	Financial statements

35	Board of trustees and other officers

About the cover:
Young corn plants grow in the spring rain.
[End Sidebar]

The fund’s energy holdings had mixed results. EOG Resources, an oil and gas production company and the fund’s sixth-largest holding, gained 1.4%. Schlumberger, a leading provider of services and technology to the petroleum industry, declined 16.9%.

At the end of the fiscal year, AMCAP’s industry sector mix included 19.9% in information technology, 17.3% in health care, 14.4% in consumer discretionary, 8.7% in industrials and 7.5% in energy. The fund also had 11.5% in cash and other short-term securities.

Looking ahead

As we look forward to the coming year, there are a number of positive and negative factors to be considered. On the positive side, the euro zone’s ability thus far to avoid a breakup has alleviated much concern. Stock market volatility has diminished in the last few months. U.S. corporations are still in very good shape with strong balance sheets and record high profit levels. Finally, the U.S. economy continues to strengthen, the financial well-being of American consumers is improving and banks are lending more, which will help economic growth continue.

On the other hand, there is still no real plan in the United States to deal with the deficit and excessive spending issues. China faces a difficult shift from an export-driven economy to one driven by consumer spending, and it has to manage the overheated housing market. Globally, rising oil prices could hurt both consumers and businesses alike and could dampen economic growth as a result.

In periods like these, we believe our focus on fundamental research and a multiple-year investment horizon, as contrasted with a shorter term trading style, will benefit our shareholders over the long term. AMCAP invests in companies that have a solid growth history and characteristics that we believe can keep that growth continuing in the future. In uncertain times, our steadfast focus on these fundamentals can help us identify opportunities as they arise. For more details on how we invest in uncertain markets, see our feature article beginning on page 6.

We thank our long-term investors and welcome our new investors to AMCAP Fund.

Cordially,

/s/ Claudia P. Huntington

Claudia P. Huntington
Vice Chairman of the Board

/s/ Timothy D. Armour

Timothy D. Armour
President

April 9, 2012

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
We are deeply saddened by the loss of Jon B. Lovelace Jr., chairman emeritus and former portfolio counselor of American Mutual Fund, chairman emeritus of Capital Research and Management Company and former chairman of The Capital Group Companies.

Nearly every aspect of the Capital Group bears some stamp of Jon’s leadership and service from 1951 until 2005. He was one of the principal architects of our Multiple Portfolio Counselor System, an early proponent of international investing, the founder of New Perspective Fund and Capital Income Builder and a standard-bearer of the Capital Group’s mission to serve investors.

Though he never sought the spotlight, his accomplishments in life, work and philanthropy will long be remembered.
[End Sidebar]

[Begin Table]
Cumulative total returns with distributions reinvested (for periods ended 2/29/12)

	1 year	5 years	10 years
AMCAP (Class A shares)	5.5%	16.2%	67.0%
Standard & Poor’s 500 Composite Index*	5.1	8.2	50.4
Lipper Growth Funds Index	2.7	6.2	42.6

*The S&P 500 is unmanaged and, therefore, has no expenses.
[End Table]

[Begin Table]
AMCAP’s lifetime results with distributions reinvested (5/1/1967–2/29/2012)

	Cumulative total return	Average annual total return
AMCAP	11,844.9%	11.3%
Standard & Poor’s 500 Composite Index*	5,789.3	9.5
Lipper Growth Funds Index	3,799.8	8.5
Consumer Price Index (inflation)†	587.8	4.4

*The S&P 500 is unmanaged and, therefore, has no expenses.
† Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[End Table]

The value of a long-term perspective

How a $10,000 investment has grown

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The chart and accompanying table illustrate how a $10,000 investment in AMCAP grew between May 1, 1967 — when the fund began operations — and February 29, 2012.

As you can see, that $10,000 grew to $1,124,759 with all distributions reinvested. Over the same period, $10,000 would have grown to $588,931 in the unmanaged Standard & Poor’s 500 Composite Index. The chart also records the fund’s progress relative to the rate of inflation as measured by the Consumer Price Index.

The fund’s year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown. Let’s say, for example, that you have been reinvesting all your dividends and capital gain distributions since February 28, 1997. Over the last 15 years, the value of the investment shown here more than tripled, from $346,783 to $1,124,759. Thus, in the same period, the value of your 1997 investment — regardless of size — has also more than tripled.

[Begin Table]
Average annual total returns based on a $1,000 investment
(for periods ended February 29, 2012)*

	1 year	5 years	10 years
Class A shares	–0.63%	1.83%	4.65%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 28 and 29 for details.
[End Table]

[begin mountain chart]
S&P 500 with dividends reinvested		AMCAP with dividends reinvested (cumulative lifetime total return: 11,147.6%)4		Consumer Price Index (inflation)5

5/1/1967	$10,000	5/1/1967	$9,425	5/1/1967	$10,000
2/29/1968	$9,778	2/29/1968	$10,056	2/29/1968	$10,332
2/28/1969	$11,074	2/28/1969	$12,212	2/28/1969	$10,816
2/28/1970	$10,442	2/28/1970	$11,835	2/28/1970	$11,480
2/28/1971	$11,713	2/28/1971	$12,643	2/28/1971	$12,054
2/29/1972	$13,305	2/29/1972	$14,902	2/29/1972	$12,477
2/28/1973	$14,345	2/28/1973	$13,978	2/28/1973	$12,961
2/28/1974	$12,776	2/28/1974	$11,037	2/28/1974	$14,260
2/28/1975	$11,354	2/28/1975	$9,903	2/28/1975	$15,861
2/29/1976	$14,453	2/29/1976	$13,883	2/29/1976	$16,858
2/28/1977	$15,062	2/28/1977	$14,173	2/28/1977	$17,855
2/28/1978	$13,807	2/28/1978	$16,612	2/28/1978	$19,003
2/28/1979	$16,105	2/28/1979	$22,738	2/28/1979	$20,876
2/29/1980	$20,071	2/29/1980	$33,541	2/29/1980	$23,837
2/28/1981	$24,400	2/28/1981	$40,548	2/28/1981	$26,556
2/28/1982	$22,175	2/28/1982	$42,643	2/28/1982	$28,580
2/28/1983	$30,690	2/28/1983	$61,456	2/28/1983	$29,577
2/29/1984	$34,013	2/29/1984	$62,128	2/29/1984	$30,937
2/28/1985	$41,108	2/28/1985	$72,165	2/28/1985	$32,024
2/28/1986	$53,636	2/28/1986	$88,738	2/28/1986	$33,021
2/28/1987	$69,462	2/28/1987	$115,664	2/28/1987	$33,716
2/29/1988	$67,586	2/29/1988	$112,037	2/29/1988	$35,045
2/28/1989	$75,608	2/28/1989	$122,827	2/28/1989	$36,737
2/28/1990	$89,863	2/28/1990	$140,027	2/28/1990	$38,671
2/28/1991	$103,018	2/28/1991	$163,492	2/28/1991	$40,725
2/29/1992	$119,450	2/29/1992	$196,856	2/29/1992	$41,873
2/28/1993	$132,158	2/28/1993	$208,557	2/28/1993	$43,233
2/28/1994	$143,149	2/28/1994	$232,137	2/28/1994	$44,320
2/28/1995	$153,672	2/28/1995	$240,047	2/28/1995	$45,589
2/29/1996	$206,941	2/29/1996	$310,345	2/29/1996	$46,798
2/28/1997	$261,046	2/28/1997	$346,783	2/28/1997	$48,218
2/28/1998	$352,382	2/28/1998	$475,003	2/28/1998	$48,912
2/28/1999	$421,935	2/28/1999	$575,089	2/28/1999	$49,698
2/29/2000	$471,431	2/29/2000	$703,358	2/29/2000	$51,299
2/28/2001	$432,799	2/28/2001	$724,638	2/28/2001	$53,112
2/28/2002	$391,654	2/28/2002	$673,327	2/28/2002	$53,716
2/28/2003	$302,860	2/28/2003	$567,618	2/28/2003	$55,317
2/29/2004	$419,452	2/29/2004	$777,420	2/29/2004	$56,254
2/28/2005	$448,688	2/28/2005	$808,037	2/28/2005	$57,946
2/28/2006	$486,349	2/28/2006	$895,855	2/28/2006	$60,030
2/28/2007	$544,532	2/28/2007	$968,098	2/28/2007	$61,480
2/29/2008	$524,909	2/29/2008	$937,689	2/29/2008	$63,956
2/28/2009	$297,686	2/28/2009	$553,512	2/28/2009	$64,107
2/28/2010	$457,105	2/28/2010	$888,146	2/28/2010	$65,481
2/28/2011	$560,380	2/28/2011	$1,066,607	2/28/2011	$66,861
2/29/2012	$588,931	2/29/2012	$1,124,759	2/29/2012	$68,780
[end mountain chart]
Average annual total return for 44-3/4 years: 11.1%4

Year ended
February 28 or 29	19683	1969	1970	1971	1972	1973	1974
Total value (dollars in thousands)
Dividends reinvested	—	$.1	.2	.2	.2	.2	.2
Value at fiscal year-end1	$10.1	12.2	11.8	12.6	14.9	14.0	11.0
AMCAP total return	0.6%	21.4	(3.1)	6.8	17.9	(6.2)	(21.0)

Year ended
February 28 or 29	1975	1976	1977	1978	1979	1980	1981
Total value (dollars in thousands)
Dividends reinvested	.3	.3	.2	.3	.3	.4	.7
Value at fiscal year-end1	9.9	13.9	14.2	16.6	22.7	33.5	40.5
AMCAP total return	(10.3)	40.2	2.1	17.2	36.9	47.5	20.9

Year ended
February 28 or 29	1982	1983	1984	1985	1986	1987	1988
Total value (dollars in thousands)
Dividends reinvested	2.6	1.2	1.6	1.9	1.5	1.6	3.0
Value at fiscal year-end1	42.6	61.5	62.1	72.2	88.7	115.7	112.0
AMCAP total return	5.2	44.1	1.1	16.2	23.0	30.3	(3.1)

Year ended
February 28 or 29	1989	1990	1991	1992	1993	1994	1995
Total value (dollars in thousands)
Dividends reinvested	3.2	3.2	3.3	2.2	2.3	1.9	2.4
Value at fiscal year-end1	122.8	140.0	163.5	196.9	208.6	232.1	240.0
AMCAP total return	9.6	14.0	16.8	20.4	5.9	11.3	3.4

Year ended
February 28 or 29	1996	1997	1998	1999	2000	2001	2002
Total value (dollars in thousands)
Dividends reinvested	3.4	2.6	2.5	3.7	3.3	4.1	3.7
Value at fiscal year-end1	310.3	346.8	475.0	575.1	703.4	724.6	673.3
AMCAP total return	29.3	11.7	37.0	21.1	22.3	3.0	(7.1)

Year ended
February 28 or 29	2003	2004	2005	2006	2007	2008	2009
Total value (dollars in thousands)
Dividends reinvested	1.1	.1	2.0	4.1	7.2	11.4	—
Value at fiscal year-end1	567.6	777.4	808.0	895.9	968.1	937.7	553.5
AMCAP total return	(15.7)	37.0	3.9	10.9	8.1	(3.1)	(41.0)

Year ended
February 28 or 29	2010	2011	2012
Total value (dollars in thousands)
Dividends reinvested	8.7	4.3	3.9
Value at fiscal year-end1	888.1	1,066.6	1,124.8
AMCAP total return	60.5	20.1	5.5

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.5% prior to July 1, 1988.
3For the period May 1, 1967 (when the fund began operations), through February 29, 1968.
4Includes reinvested dividends of $101,674 and reinvested capital gain distributions of $633,757.
5Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The S&P 500 is unmanaged and, therefore, has no expenses.

The results shown are before taxes on fund distributions and sale of fund shares.

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[Begin Photo Caption]
[photo of Claudia Huntington]
Claudia Huntington
[End Photo Caption]

[Begin Photo Caption]
[photo of Eric S. Richter]
Eric S. Richter
[End Photo Caption]

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[Begin Pull Quote]
Financial markets are built on trust and leverage. If there is any loss of trust, the concerns over leverage can cause equity markets to react negatively and with much more volatility.

Claudia Huntington
[End Pull Quote]

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Growth investing in an uncertain environment

Global uncertainty, volatility and risk are central concerns of investors today, and it’s not difficult to understand why. During the past few years, equity investors endured dramatic volatility, as illustrated by the chart on page 11 that tracks market volatility through time.

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In this type of environment, it’s easy to miss the fact that many U.S. companies are posting record profits, and that price-to-earnings ratios of many stocks are still at or below reasonable levels. Understandably, the negative headlines from Europe, Asia and the Middle East are disturbing. These headlines include the debt crisis in Europe and the fear of contagion to other developed nations, geopolitical strife in the Middle East, Japan’s earthquake and tsunami and perceived legislative gridlock in the U.S. But often in periods of uncertainty and volatility there are values to be found in companies that have excellent growth potential.

AMCAP Fund’s portfolio counselors and investment analysts met recently to discuss the current outlook, global challenges in the year ahead and which companies they believe are likely to emerge in a stronger position from this difficult period.

Q: How would you describe the primary risks that investors face today?

Claudia Huntington: The major problem facing global markets is that developed nations have too much leverage, whether in sovereign or consumer debt. Much of the risk in the global markets lies in how this is resolved. If the solution to the debt problem can be approached as a multiyear, gradual process through rational and well-organized plans, then the risk to the equity market is lowered substantially. It allows people to see through the valley of doubt. If there is no plan — or if the plan is not good enough — the risk to the global financial system is elevated. Financial markets are built on trust and leverage. If there is any loss of trust, the concerns over leverage can cause equity markets to react negatively and with much more volatility. I am hopeful that with the amount of attention being focused on the problem, and with the actions taken so far, we are on our way to a longer term solution for the debt crisis. But there may be times when we experience it as two steps forward and one step back.

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[Begin Sidebar]
A wealth of experience

AMCAP Fund’s four portfolio counselors bring together 95 years of investment experience to managing your investment. Here are the specific years of experience for these primary decision-makers for the fund:

Years of
investment
Portfolio counselor	experience

Claudia P. Huntington	39
Eric S. Richter	20
C. Ross Sappenfield	20
Barry S. Crosthwaite	16

Years of experience as of February 29, 2012.
[End Sidebar]

[Begin Pull Quote]
When the market gets too depressed about an industry or a company, and we believe in that company, we can take advantage by establishing or adding to a long-term position.

Eric Richter
[End Pull Quote]

[Begin Photo Caption]
[photo of James Terrile]
James Terrile
[End Photo Caption]

[Begin Photo Caption]
[photo of Larry Solomon]
Larry Solomon
[End Photo Caption]

Eric Richter: It can be very difficult for investors when you get caught up in the day-to-day news flow. The key thing to remember is that news cycles change a lot more than the fundamentals do. There are times within a single week where we see contradictory reports that leave people overly optimistic or pessimistic, and that generate large moves up and down in particular stocks. This is when staying focused on the critical company fundamentals is particularly important. When the market gets too depressed about an industry or a company, and we believe in that company, we can take advantage by establishing or adding to a long-term position. Unjustified volatility on the upside can give us the opportunity to reduce positions in favor of better opportunities.

Q: Is corporate America on sale at a discount as some analysts believe?

James Terrile: Not on average, but I would say that selective companies are. The post–2008 world is undergoing massive restructuring. That process of change wreaks havoc on business models that are not flexible enough to change. Companies need focus and competitive advantages and must not be reliant on the past. Financial, health care and public sectors may change radically in the next decade.

Long term, stocks are very attractive relative to many asset classes because of the chance for growth and cash flow returns from dividends and share repurchases. It is hard to imagine how pension fund managers and retirees will successfully live off of U.S. Treasury bonds at 2% or less and deposits at close to 0%. In contrast, good-quality companies can be found offering strong prospects for long-term growth of capital as well as the potential for future dividends.

Q: Where are AMCAP investment professionals finding companies that have the potential to emerge in a stronger position from this difficult period?

Eric: We are finding companies in different industries and of varying market size. They range from very large online retailers, software developers and energy companies to small and mid-size companies with a niche of growth that few recognize yet.

James: SuccessFactors, based in San Mateo, California, sells business execution and human resources programs to small, medium and large businesses. The company was growing very rapidly, and, despite a high short-term valuation, was acquired last year by SAP, a German software company.

Larry Solomon: One of my areas of focus is the software industry. Many of these companies are introducing important new products. Coming out of the recession, companies that have the potential to do well are those that have products that appeal to the new way of computing and the new types of devices that are being introduced, which include tablets and smartphones as well as personal computers.

New product cycles are driving the revenues of the software companies. Microsoft has a new operating system called Windows 8 and a new set of Office applications coming out within the next year. These are the most profitable products that Microsoft sells. Oracle is constantly upgrading its enterprise applications, which are essential for the majority of Fortune 500 companies to run their businesses. Oracle has a constant cycle of selling new software and maintenance to its customers. Adobe will be shipping a new version of Creative Suite, its best selling product.

Software companies have also started paying dividends. Microsoft, for example, has increased its dividend by more than 20% in each of the past two years. Software companies are beginning to realize the importance of dividends because they allow many more types of shareholders to invest, and they can put a floor under a stock. This is particularly true when bond yields are so low. The prospect of getting a 2% to 3% dividend each year plus capital appreciation can be very attractive to investors. And, contrary to conventional wisdom, a company can have good fundamental growth prospects, at rates higher than the average company, and still pay a dividend.

[photo of wet blades of grass]
[Begin Pull Quote]
Pricing is powerful. If you can find companies that have long-term pricing power for their scarce or unique services, you have likely found a good long-term investment.

Alex Popa
[End Pull Quote]

Barry Crosthwaite: There have been revolutions in gas and oil in the U.S., and AMCAP has invested in a major company involved in this new process. Thanks to technological advances and relatively high oil prices, many oil and gas firms are now able to tap into once-overlooked hydrocarbon deposits. In the past, these bypassed zones were known to contain fossil fuels but were unable to be recovered economically because of low prices and poor technology. This has been changing in recent years as a combination of precise horizontal drilling [to target bypassed zones] and hydraulic fracturing [to increase oil and gas mobility] has allowed these products to be brought to the surface.

As a result, the success of these unconventional approaches has caused natural gas prices to collapse. The great news for the U.S. is that it may have a supply of natural gas at very low cost relative to oil for many years, perhaps decades, ahead. This very low cost natural gas will enable U.S. companies to be more competitive globally in petrochemicals and energy-intensive industries, as well as fill a growing portion of our transportation fuel needs. Increased unconventional oil production could materially reduce the U.S. current account deficit and create energy jobs in the U.S. instead of in the countries we currently import this oil from.

EOG Resources, one of our holdings, is directly exposed to these unconventional oil and gas drilling techniques. It’s important to point out, however, that some environmental groups have shown concerns that these new technologies could impact water supplies in the drilling area and there are groups seeking to ban types of hydraulic fracturing until more is known about the process. Given the material benefits to the country of lower cost natural gas and increased oil production, I expect any reasonable environmental concerns can be mitigated at modest economic costs.

While unconventional techniques have had a revolutionary impact in the U.S., the prospects for these techniques to migrate globally could create great opportunities for growth to leading U.S. energy companies.

Alex Popa: When I joined Capital Research and Management Company in 2007, I asked to cover an industry that was boring and industrial. So as my first task, I was assigned railroads. They were industrial but turned out to be anything but boring. If you can find an industry where the companies do well in a wide variety of economic environments, then you’re onto something that could be a very profitable buy and hold investment. The rail industry, under a wide variety of environments, did better overall than the market for 10 straight years, which is the very type of company we are looking for in AMCAP.

Pricing is powerful. If you can find companies that have long-term pricing power for their scarce or unique services, you have likely found a good long-term investment. Profitability will rise. And if they use cash flows judiciously, as the railroads have done, then you may be set up for some very good shareholder results.

[Begin Sidebar]
Tracking volatile markets through the years

One way to measure volatility is to calculate the number of days that the market — as measured by the unmanaged Standard & Poor’s 500 Composite Index — fluctuated more than 3%. From 1928 through 2011, the S&P 500 rose or declined more than 3% on 3% of trading days. In contrast, during 2011, it fluctuated more than 3% on 5% of the days. Volatility peaked in 2008 when the index climbed or fell greater than 3% on 17% of trading days. A major reason for the recent increase in volatility is the growing number of short-term traders in the stock and bond markets. The dotted line across the bottom of the chart is 3%. As the chart shows, the 2008–2009 volatility was the highest since the early 1930s following the market crash and the Great Depression.

Sources: Capital Strategy Research; Standard & Poor’s Corp.
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[photo of Alex Popa]
Alex Popa
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[photo of Barry S. Crosthwaite]
Barry S. Crosthwaite
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Of course, there are challenges ahead. Railroads are an economically sensitive sector. Freight railroads are one of this country’s great competitive strengths. We have one of the most efficient freight transportation systems in the world. But if the economy does poorly, they won’t do well in the near term because of a fixed cost structure. New regulations are another possible problem. And today, coal, one of their major customers, is in distress because of falling natural gas prices and a very warm winter. ¡

Summary investment portfolio, February 29, 2012

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

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Industry sector diversification (percent of net assets)

Information technology	19.87%
Health care	17.26
Consumer discretionary	14.39
Industrials	8.74
Energy	7.45
Other industries	20.65
Bonds & notes	0.17
Short-term securities & other assets less liabilities	11.47
[end pie chart]

			Percent
		Value	of net
Common stocks - 88.36%	Shares	(000)	assets

Information technology - 19.87%
Apple Inc. (1)	1,400,000	$759,416	3.14%
Manufacturer of personal computers and various software products, as well as tablets, laptops, media players, browsers and smartphones.
Microsoft Corp.	21,290,000	675,745	2.79
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Oracle Corp.	10,265,000	300,457	1.24
Major supplier of database management software. Also develops business applications and provides consulting and support.
Adobe Systems Inc. (1)	7,991,200	262,831	1.09
Computer software manufacturer of multimedia and creativity products.
Texas Instruments Inc.	7,870,000	262,464	1.09
Global maker of semiconductors and a leading producer of digital signal processors.
Yahoo! Inc. (1)	16,386,747	243,015	1.01
One of the three largest Internet portals, offering online media, commerce and communications services to consumers and businesses worldwide.
MasterCard Inc., Class A	500,000	210,000	.87
Major transaction processing company that manages several payment card brands.
Accenture PLC, Class A	3,225,000	192,016	.79
Management consulting, technology services and outsourcing company.
QUALCOMM Inc.	2,605,000	161,979	.67
Develops and licenses technologies for digital wireless communications products.
Other securities		1,735,214	7.18
		4,803,137	19.87

Health care - 17.26%
Gilead Sciences, Inc. (1)	10,874,600	494,794	2.05
Develops drugs to treat infectious diseases and cancer.
Biogen Idec Inc. (1)	3,569,400	415,728	1.72
A leader in developing therapies to treat multiple sclerosis and cancer.
St. Jude Medical, Inc.	7,280,000	306,634	1.27
Manufactures mechanical heart valves, pacemakers and other devices to treat cardiovascular diseases.
Amgen Inc.	4,405,000	299,320	1.24
The world's largest biotechnology company.
Hologic, Inc. (1) (2)	13,774,100	285,537	1.18
Manufacturer of various medical technologies relating to women's health care.
Endo Pharmaceuticals Holdings Inc. (1) (2)	7,300,000	270,611	1.12
Specialty health care solutions company focused on pain management.
Forest Laboratories, Inc. (1)	6,630,000	215,608	.89
Licenses and markets drugs to treat psychiatric disorders, neurologic diseases and heart disease.
McKesson Corp.	2,250,000	187,897	.78
A leading distributor of pharmaceuticals in the U.S.
Alexion Pharmaceuticals, Inc. (1)	2,125,000	177,926	.74
Develops drug treatments for cardiovascular, autoimmune and neurologic diseases.
Medco Health Solutions, Inc. (1)	2,481,138	167,700	.69
Manages pharmacy benefits for clients including unions, corporations and HMOs.
Other securities		1,350,035	5.58
		4,171,790	17.26

Consumer discretionary - 14.39%
DIRECTV, Class A (1)	12,480,000	578,074	2.39
Digital television services provider in the United States, Latin America and the Caribbean.
Comcast Corp., Class A	12,013,900	352,968	1.46
The largest cable TV provider in the U.S.
Garmin Ltd.	5,399,000	254,779	1.05
Manufacturer of GPS-enable navigation, communication and information devices and applications.
Kohl's Corp.	4,815,000	239,209	.99
A top retailer of moderately priced clothing, accessories and housewares.
News Corp., Class A	11,850,000	235,459	.98
A leading global media conglomerate with businesses ranging from movies and television to operation of satellite TV platforms.
Johnson Controls, Inc.	6,980,000	227,757	.94
A leading manufacturer of components for automotive systems and building controls.
YUM! Brands, Inc.	3,361,000	222,633	.92
Quick-service-oriented restaurant company whose brands include Taco Bell, KFC and Pizza Hut.
Harley-Davidson, Inc.	4,065,000	189,348	.78
The world's leading producer of heavyweight motorcycles.
Tractor Supply Co.	2,100,000	179,487	.74
Operator of retail farm and ranch stores throughout the U.S.
NIKE, Inc., Class B	1,625,000	175,370	.73
The world's leading athletic shoe company. Also operates shoe and sportswear stores.
Time Warner Cable Inc.	2,095,613	166,266	.69
Major cable television provider operating in the United States.
Time Warner Inc.	4,433,333	164,964	.68
This media and communications conglomerate combines Internet services with film, TV, cable and publishing.
Other securities		493,298	2.04
		3,479,612	14.39

Industrials - 8.74%
Precision Castparts Corp.	1,970,000	329,837	1.36
Manufactures jet engine parts, valves and industrial tools.
Union Pacific Corp.	2,720,600	299,946	1.24
Operates the largest railroad in the U.S.; also delivers freight to Canada and Mexico.
United Parcel Service, Inc., Class B	2,630,000	202,221	.84
The world's largest package delivery company and express carrier.
Verisk Analytics, Inc., Class A (1)	3,775,000	164,212	.68
Risk assessment services provider operating mainly in the property/casualty insurance industry.
Other securities		1,116,287	4.62
		2,112,503	8.74

Energy - 7.45%
EOG Resources, Inc.	3,548,000	403,975	1.67
An oil and gas exploration and production company with global operations.
Schlumberger Ltd.	4,456,940	345,903	1.43
A leading provider of services and technology to the petroleum industry.
Apache Corp.	2,788,000	300,909	1.24
An independent oil and gas exploration and development company with onshore and offshore operations worldwide.
FMC Technologies, Inc. (1)	4,450,000	224,414	.93
Engaged in offshore energy production, food processing and airplane loading systems.
Devon Energy Corp.	2,442,000	179,023	.74
A major independent producer of oil and natural gas.
Other securities		347,380	1.44
		1,801,604	7.45

Financials - 6.80%
JPMorgan Chase & Co.	7,184,374	281,915	1.17
Global financial services firm operating in the investment banking, transaction processing, asset and wealth management, and private equity sectors.
Capital One Financial Corp.	4,245,700	214,833	.89
One of the largest U.S. credit card issuers.
Other securities		1,146,487	4.74
		1,643,235	6.80

Consumer staples - 4.37%
CVS/Caremark Corp.	7,350,000	331,485	1.37
A major U.S. drugstore chain.
Philip Morris International Inc.	2,500,000	208,800	.87
One of the world's largest international tobacco companies.
Other securities		515,096	2.13
		1,055,381	4.37

Materials - 4.28%
Celanese Corp., Series A	6,665,522	317,079	1.31
Producer of industrial chemicals, acetyl products and engineered polymers.
Other securities		718,708	2.97
		1,035,787	4.28

Telecommunication services - 2.29%
MetroPCS Communications, Inc. (1)	16,814,500	173,189	.71
Mobile telecommunications provider operating in the U.S.
tw telecom inc. (1)	7,500,000	162,000	.67
Provider of broadband voice and data networking services.
Other securities		219,157	.91
		554,346	2.29

Miscellaneous - 2.91%
Other common stocks in initial period of acquisition		703,853	2.91

Total common stocks (cost: $15,436,526,000)		21,361,248	88.36

			Percent
		Value	of net
Convertible securities - 0.00%		(000)	assets

Consumer discretionary - 0.00%
Other securities		729	.00

Total convertible securities (cost: $230,000)		729	.00

			Percent
		Value	of net
Bonds & notes - 0.17%		(000)	assets

Financials - 0.17%
Other securities		42,270	.17

Total bonds & notes (cost: $40,000,000)		42,270	.17

	Principal		Percent
	amount	Value	of net
Short-term securities - 12.00%	(000)	(000)	assets

Freddie Mac 0.05%-0.28% due 3/2/2012-1/9/2013	$619,320	618,955	2.56
Federal Home Loan Bank 0.065%-0.25% due 3/1/2012-2/4/2013	529,100	528,879	2.19
U.S. Treasury Bills 0.046%-0.155% due 4/19-8/16/2012	410,445	410,351	1.70
Fannie Mae 0.04%-0.23% due 4/27/2012-1/9/2013	316,150	315,897	1.31
Chariot Funding, LLC 0.15%-0.19% due 4/11-5/16/2012 (3)	90,000	89,974
Jupiter Securitization Co., LLC 0.13% due 3/12/2012 (3)	25,000	24,999
JPMorgan Chase & Co. 0.25% due 7/25/2012	16,900	16,881	.54
Other securities		894,626	3.70

Total short-term securities (cost: $2,900,702,000)		2,900,562	12.00

Total investment securities (cost: $18,377,458,000)		24,304,809	100.53
Other assets less liabilities		(128,954)	(.53)

Net assets		$24,175,855	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended February 29, 2012, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 2/29/2012 (000)
Hologic, Inc. (1)	14,374,100	-	600,000	13,774,100	$-	$285,537
Endo Pharmaceuticals Holdings Inc. (1)	4,700,000	2,878,000	278,000	7,300,000	-	270,611
MITIE Group PLC (4)	22,902,000	-	-	22,902,000	3,382	96,927
Logitech International SA (1)	-	11,000,000	-	11,000,000	-	93,060
					$3,382	$746,135

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $791,222,000, which represented 3.27% of the net assets of the fund.

(4) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $643,194,000, which represented 2.66% of the net assets of the fund. This amount includes $642,465,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at February 29, 2012	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $17,784,478)	$23,558,674
Affiliated issuers (cost: $592,980)	746,135	$24,304,809
Cash		134
Receivables for:
Sales of investments	22,993
Sales of fund's shares	41,692
Dividends and interest	24,283	88,968
		24,393,911
Liabilities:
Payables for:
Purchases of investments	154,881
Repurchases of fund's shares	41,189
Investment advisory services	6,089
Services provided by related parties	13,791
Trustees' deferred compensation	1,924
Other	182	218,056
Net assets at February 29, 2012		$24,175,855

Net assets consist of:
Capital paid in on shares of beneficial interest		$19,025,474
Undistributed net investment income		95,526
Accumulated net realized loss		(872,498)
Net unrealized appreciation		5,927,353
Net assets at February 29, 2012		$24,175,855

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (1,169,802 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$15,072,000	725,306	$20.78
Class B	378,422	19,145	19.77
Class C	1,138,287	58,069	19.60
Class F-1	1,730,346	83,636	20.69
Class F-2	968,398	46,485	20.83
Class 529-A	732,120	35,402	20.68
Class 529-B	49,954	2,532	19.73
Class 529-C	188,989	9,573	19.74
Class 529-E	39,680	1,944	20.41
Class 529-F-1	41,381	1,997	20.73
Class R-1	56,395	2,828	19.94
Class R-2	418,739	21,021	19.92
Class R-3	665,989	32,515	20.48
Class R-4	533,635	25,811	20.67
Class R-5	871,709	41,714	20.90
Class R-6	1,289,811	61,824	20.86

See Notes to Financial Statements

Statement of operations
for the year ended February 29, 2012	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $2,209;
also includes $3,382 from affiliates)	$269,060
Interest	4,516	$273,576

Fees and expenses*:
Investment advisory services	72,084
Distribution services	63,152
Transfer agent services	32,029
Administrative services	3,822
Reports to shareholders	1,367
Registration statement and prospectus	432
Trustees' compensation	474
Auditing and legal	150
Custodian	122
State and local taxes	203
Other	1,055	174,890
Net investment income		98,686

Net realized gain and unrealized depreciation
on investments and currency:
Net realized gain (loss) on:
Investments (includes $2 net gain from affiliates)	1,663,048
Currency transactions	(715)	1,662,333
Net unrealized (depreciation) appreciation on:
Investments	(551,999)
Currency translations	2	(551,997)
Net realized gain and unrealized depreciation
on investments and currency		1,110,336
Net increase in net assets resulting from operations		$1,209,022

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)

	Year ended	Year ended
	February 29, 2012	February 28, 2011
Operations:
Net investment income	$98,686	$82,498
Net realized gain on investments and currency transactions	1,662,333	547,403
Net unrealized (depreciation) appreciation on investments and currency translations	(551,997)	3,184,478
Net increase in net assets resulting from operations	1,209,022	3,814,379

Dividends paid to shareholders from net investment income	(82,103)	(87,370)

Net capital share transactions	(151,811)	(173,866)

Total increase in net assets	975,108	3,553,143

Net assets:
Beginning of year	23,200,747	19,647,604
End of year (including undistributed
net investment income: $95,526 and $79,699, respectively)	$24,175,855	$23,200,747

See Notes to Financial Statements

Notes to financial statements

1.	Organization

AMCAP Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing primarily in U.S. companies that have solid long-term growth records and the potential for good future growth.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications – The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of February 29, 2012 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Information technology	$4,676,082	$127,055	*	$-	$4,803,137
Health care	4,171,790	-		-	4,171,790
Consumer discretionary	3,363,285	116,327	*	-	3,479,612
Industrials	1,884,198	228,305	*	-	2,112,503
Energy	1,773,147	28,457	*	-	1,801,604
Financials	1,643,235	-		-	1,643,235
Consumer staples	958,433	96,948	*	-	1,055,381
Materials	1,035,787	-		-	1,035,787
Telecommunication services	554,346	-		-	554,346
Miscellaneous	658,480	45,373	*	-	703,853
Convertible securities	-	729		-	729
Bonds & notes	-	42,270		-	42,270
Short-term securities	-	2,900,562		-	2,900,562
Total	$20,718,783	$3,586,026		$-	$24,304,809

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $642,465,000 of investment securities were classified as Level 2 instead of Level 1.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions – The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks – Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Management – The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended February 29, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state tax authorities for tax years before 2007.

Non-U.S. taxation – Dividend income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; deferred expenses; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended February 29, 2012, the fund reclassified $41,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $715,000 from undistributed net investment income to accumulated net realized loss to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after February 28, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of February 29, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$97,454
Capital loss carryforward expiring 2018*	(872,498)
Gross unrealized appreciation on investment securities	6,435,959
Gross unrealized depreciation on investment securities	(508,613)
Net unrealized appreciation on investment securities	5,927,346
Cost of investment securities	18,377,463

*Reflects the utilization of capital loss carryforward of $1,662,989,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended	Year ended
Share class	February 29, 2012	February 28, 2011
Class A	$53,808	$62,209
Class B	-	-
Class C	-	-
Class F-1	6,172	7,464
Class F-2	5,015	3,113
Class 529-A	2,302	2,324
Class 529-B	-	-
Class 529-C	-	-
Class 529-E	44	62
Class 529-F-1	191	133
Class R-1	-	-
Class R-2	-	-
Class R-3	660	1,122
Class R-4	1,951	1,911
Class R-5	5,700	5,751
Class R-6	6,260	3,281
Total	$82,103	$87,370

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.290% on such assets in excess of $27 billion. For the year ended February 29, 2012, the investment advisory services fee was $72,084,000, which was equivalent to an annualized rate of 0.322% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of February 29, 2012, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

During the period March 1, 2011, through December 31, 2011, only Class A and B shares were subject to the shareholder services agreement with AFS. During this period, AFS and other third parties were compensated for providing transfer agent services to Class C, F, R and 529 shares through the fees paid by the fund to CRMC under the fund’s administrative services agreement with CRMC as described in the administrative services section below; CRMC paid for any transfer agent services expenses in excess of 0.10% of the respective average daily net assets of each of such share classes.

Effective January 1, 2012, the shareholder services agreement with AFS was modified to include Class C, F, R and 529 shares and payment for transfer agent services for such classes under the administrative services agreement terminated. Under this structure, transfer agent services expenses for some classes may exceed 0.10% of average daily net assets, resulting in an increase in expenses paid by some share classes.

For the year ended February 29, 2012, the total transfer agent services fee paid under these agreements was $32,029,000, of which $26,935,000 was paid by the fund to AFS and $5,094,000 was paid by the fund to CRMC through its administrative services agreement with the fund. Amounts paid to CRMC by the fund were then paid by CRMC to AFS and other third parties.

Administrative services – The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, R and 529 shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

During the period March 1, 2011, through December 31, 2011, the agreement applied only to Class C, F, R and 529 shares. The agreement also required CRMC to arrange for the provision of transfer agent services for such share classes, which paid CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) of their respective average daily net assets. During this period, up to 0.05% of these fees were used to compensate CRMC for performing administrative services; all other amounts paid under this agreement were used to compensate AFS and other third parties for transfer agent services.

Effective January 1, 2012, the administrative services agreement with CRMC was modified to include Class A shares. Under the revised agreement, Class A shares pay an annual fee of 0.01% and Class C, F, R and 529 shares pay an annual fee of 0.05% of their respective average daily net assets to CRMC for administrative services. Fees for transfer agent services are no longer included as part of the administrative services fee paid by the fund to CRMC.

For the year ended February 29, 2012, total fees paid to CRMC for performing administrative services were $3,822,000.

529 plan services – Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above for the year ended February 29, 2012, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$32,260	$22,877	$238	Not applicable
Class B	4,419	721	Not applicable	Not applicable
Class C	11,037	1,733	345	Not applicable
Class F-1	3,942	1,489	733	Not applicable
Class F-2	Not applicable	836	385	Not applicable
Class 529-A	1,335	704	293	$638
Class 529-B	559	72	26	56
Class 529-C	1,666	202	77	167
Class 529-E	176	30	17	35
Class 529-F-1	-	37	16	34
Class R-1	493	55	26	Not applicable
Class R-2	3,008	1,423	204	Not applicable
Class R-3	3,043	966	310	Not applicable
Class R-4	1,214	483	247	Not applicable
Class R-5	Not applicable	397	413	Not applicable
Class R-6	Not applicable	4	492	Not applicable
Total class-specific expenses	$63,152	$32,029	$3,822	$930

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $474,000, shown on the accompanying financial statements, includes $434,000 in current fees (either paid in cash or deferred) and a net increase of $40,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended February 29, 2012
Class A	$2,007,599	104,478	$51,984	2,725	$(2,582,400)	(134,805)	$(522,817)	(27,602)
Class B	18,713	1,016	-	-	(212,019)	(11,627)	(193,306)	(10,611)
Class C	158,817	8,708	-	-	(263,625)	(14,537)	(104,808)	(5,829)
Class F-1	474,596	24,844	5,821	306	(473,482)	(24,817)	6,935	333
Class F-2	430,886	22,318	4,647	244	(175,088)	(9,216)	260,445	13,346
Class 529-A	137,121	7,176	2,301	121	(69,903)	(3,661)	69,519	3,636
Class 529-B	2,559	138	-	-	(21,743)	(1,196)	(19,184)	(1,058)
Class 529-C	35,806	1,951	-	-	(23,278)	(1,271)	12,528	680
Class 529-E	6,531	345	44	2	(3,908)	(206)	2,667	141
Class 529-F-1	13,997	724	191	10	(5,469)	(287)	8,719	447
Class R-1	18,458	993	-	-	(15,548)	(834)	2,910	159
Class R-2	106,946	5,788	-	-	(137,269)	(7,430)	(30,323)	(1,642)
Class R-3	201,128	10,608	659	35	(197,832)	(10,456)	3,955	187
Class R-4	199,452	10,378	1,949	103	(182,503)	(9,619)	18,898	862
Class R-5	293,705	15,105	5,657	295	(329,800)	(17,445)	(30,438)	(2,045)
Class R-6	463,837	24,210	6,260	327	(107,608)	(5,596)	362,489	18,941
Total net increase
(decrease)	$4,570,151	238,780	$79,513	4,168	$(4,801,475)	(253,003)	$(151,811)	(10,055)

Year ended February 28, 2011
Class A	$2,000,982	112,471	$59,720	3,604	$(2,562,651)	(147,165)	$(501,949)	(31,090)
Class B	27,429	1,596	-	-	(195,392)	(11,718)	(167,963)	(10,122)
Class C	164,411	9,704	-	-	(222,901)	(13,526)	(58,490)	(3,822)
Class F-1	429,620	24,635	6,742	408	(482,794)	(27,968)	(46,432)	(2,925)
Class F-2	283,646	16,180	2,814	169	(93,706)	(5,314)	192,754	11,035
Class 529-A	103,809	5,854	2,323	141	(52,176)	(3,003)	53,956	2,992
Class 529-B	2,107	123	-	-	(17,994)	(1,072)	(15,887)	(949)
Class 529-C	26,874	1,580	-	-	(19,070)	(1,144)	7,804	436
Class 529-E	5,485	316	62	4	(3,196)	(186)	2,351	134
Class 529-F-1	9,697	543	133	8	(3,283)	(187)	6,547	364
Class R-1	13,989	826	-	-	(10,944)	(649)	3,045	177
Class R-2	100,679	5,914	-	-	(120,987)	(7,211)	(20,308)	(1,297)
Class R-3	162,268	9,294	1,121	69	(175,134)	(10,158)	(11,745)	(795)
Class R-4	125,456	7,182	1,910	116	(92,203)	(5,274)	35,163	2,024
Class R-5	146,132	8,206	5,716	344	(163,403)	(9,363)	(11,555)	(813)
Class R-6	389,400	21,703	3,281	198	(33,838)	(1,890)	358,843	20,011
Total net increase
(decrease)	$3,991,984	226,127	$83,822	5,061	$(4,249,672)	(245,828)	$(173,866)	(14,640)

* Includes exchanges between share classes of the fund.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $6,367,374,000 and $7,141,955,000, respectively, during the year ended February 29, 2012.

Financial highlights

		Income (loss) from investment operations(1)			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(2) (3)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers(3)		Ratio of net income (loss) to average net assets(3)
Class A:
Year ended 2/29/2012	$19.78	$.10	$.97	$1.07	$(.07)	$-	$(.07)	$20.78	5.45%	$15,072	.73%		.73%		.50%
Year ended 2/28/2011	16.55	.08	3.23	3.31	(.08)	-	(.08)	19.78	20.09	14,891	.73		.73		.48
Year ended 2/28/2010	10.44	.08	6.19	6.27	(.16)	-	(.16)	16.55	60.46	12,973	.78		.78		.57
Year ended 2/28/2009	18.41	.16	(7.43)	(7.27)	-	(.70)	(.70)	10.44	(40.97)	8,687	.74		.71		1.03
Year ended 2/29/2008	20.29	.25	(.77)	(.52)	(.24)	(1.12)	(1.36)	18.41	(3.14)	16,387	.68		.65		1.21
Class B:
Year ended 2/29/2012	18.89	(.05)	.93	.88	-	-	-	19.77	4.66	379	1.50		1.50		(.27)
Year ended 2/28/2011	15.85	(.05)	3.09	3.04	-	-	-	18.89	19.18	562	1.50		1.50		(.29)
Year ended 2/28/2010	9.98	(.03)	5.93	5.90	(.03)	-	(.03)	15.85	59.16	632	1.55		1.55		(.20)
Year ended 2/28/2009	17.75	.04	(7.11)	(7.07)	-	(.70)	(.70)	9.98	(41.38)	499	1.50		1.48		.26
Year ended 2/29/2008	19.59	.09	(.76)	(.67)	(.05)	(1.12)	(1.17)	17.75	(3.92)	1,031	1.45		1.42		.44
Class C:
Year ended 2/29/2012	18.74	(.05)	.91	.86	-	-	-	19.60	4.59	1,138	1.52		1.52		(.30)
Year ended 2/28/2011	15.72	(.05)	3.07	3.02	-	-	-	18.74	19.21	1,197	1.52		1.52		(.31)
Year ended 2/28/2010	9.90	(.03)	5.88	5.85	(.03)	-	(.03)	15.72	59.18	1,065	1.56		1.56		(.21)
Year ended 2/28/2009	17.63	.03	(7.06)	(7.03)	-	(.70)	(.70)	9.90	(41.44)	736	1.52		1.49		.24
Year ended 2/29/2008	19.46	.08	(.74)	(.66)	(.05)	(1.12)	(1.17)	17.63	(3.93)	1,519	1.50		1.47		.39
Class F-1:
Year ended 2/29/2012	19.69	.10	.97	1.07	(.07)	-	(.07)	20.69	5.49	1,730	.73		.73		.50
Year ended 2/28/2011	16.48	.08	3.22	3.30	(.09)	-	(.09)	19.69	20.10	1,641	.72		.72		.48
Year ended 2/28/2010	10.39	.09	6.16	6.25	(.16)	-	(.16)	16.48	60.46	1,421	.74		.74		.61
Year ended 2/28/2009	18.31	.16	(7.38)	(7.22)	-	(.70)	(.70)	10.39	(40.92)	1,077	.70		.67		1.06
Year ended 2/29/2008	20.20	.25	(.78)	(.53)	(.24)	(1.12)	(1.36)	18.31	(3.19)	2,492	.68		.65		1.20
Class F-2:
Year ended 2/29/2012	19.83	.14	.98	1.12	(.12)	-	(.12)	20.83	5.73	968	.49		.49		.74
Year ended 2/28/2011	16.60	.12	3.24	3.36	(.13)	-	(.13)	19.83	20.38	657	.49		.49		.71
Year ended 2/28/2010	10.46	.12	6.20	6.32	(.18)	-	(.18)	16.60	60.82	367	.52		.52		.79
Period from 8/1/2008 to 2/28/2009(4)	16.52	.10	(6.16)	(6.06)	-	-	-	10.46	(36.68)	87	.50	(5)	.48	(5)	1.50 (5)
Class 529-A:
Year ended 2/29/2012	19.70	.08	.97	1.05	(.07)	-	(.07)	20.68	5.36	732	.80		.80		.42
Year ended 2/28/2011	16.49	.07	3.22	3.29	(.08)	-	(.08)	19.70	20.03	626	.79		.79		.41
Year ended 2/28/2010	10.41	.08	6.17	6.25	(.17)	-	(.17)	16.49	60.35	474	.83		.83		.51
Year ended 2/28/2009	18.36	.15	(7.40)	(7.25)	-	(.70)	(.70)	10.41	(40.97)	287	.79		.76		.98
Year ended 2/29/2008	20.25	.23	(.78)	(.55)	(.22)	(1.12)	(1.34)	18.36	(3.26)	467	.76		.73		1.12
Class 529-B:
Year ended 2/29/2012	18.87	(.07)	.93	.86	-	-	-	19.73	4.56	50	1.61		1.61		(.38)
Year ended 2/28/2011	15.85	(.06)	3.08	3.02	-	-	-	18.87	19.05	68	1.59		1.59		(.38)
Year ended 2/28/2010	10.00	(.04)	5.93	5.89	(.04)	-	(.04)	15.85	59.02	72	1.64		1.64		(.29)
Year ended 2/28/2009	17.81	.02	(7.13)	(7.11)	-	(.70)	(.70)	10.00	(41.47)	48	1.60		1.57		.17
Year ended 2/29/2008	19.65	.06	(.74)	(.68)	(.04)	(1.12)	(1.16)	17.81	(3.99)	84	1.57		1.54		.31
Class 529-C:
Year ended 2/29/2012	18.88	(.07)	.93	.86	-	-	-	19.74	4.55	189	1.60		1.60		(.37)
Year ended 2/28/2011	15.86	(.06)	3.08	3.02	-	-	-	18.88	19.04	168	1.58		1.58		(.38)
Year ended 2/28/2010	10.00	(.04)	5.95	5.91	(.05)	-	(.05)	15.86	59.02	134	1.63		1.63		(.28)
Year ended 2/28/2009	17.82	.03	(7.15)	(7.12)	-	(.70)	(.70)	10.00	(41.44)	83	1.59		1.57		.17
Year ended 2/29/2008	19.67	.06	(.74)	(.68)	(.05)	(1.12)	(1.17)	17.82	(4.00)	144	1.57		1.54		.31
Class 529-E:
Year ended 2/29/2012	19.44	.03	.96	.99	(.02)	-	(.02)	20.41	5.12	40	1.07		1.07		.16
Year ended 2/28/2011	16.28	.02	3.18	3.20	(.04)	-	(.04)	19.44	19.68	35	1.08		1.08		.13
Year ended 2/28/2010	10.28	.03	6.10	6.13	(.13)	-	(.13)	16.28	59.86	27	1.13		1.13		.22
Year ended 2/28/2009	18.20	.10	(7.32)	(7.22)	-	(.70)	(.70)	10.28	(41.17)	17	1.09		1.06		.69
Year ended 2/29/2008	20.07	.17	(.76)	(.59)	(.16)	(1.12)	(1.28)	18.20	(3.50)	27	1.06		1.03		.82

Class 529-F-1:
Year ended 2/29/2012	$19.74	$.12	$.98	$1.10	$(.11)	$-	$(.11)	$20.73	5.63%	$41	.59%		.59%		.63%
Year ended 2/28/2011	16.52	.11	3.22	3.33	(.11)	-	(.11)	19.74	20.27	31	.58		.58		.62
Year ended 2/28/2010	10.43	.11	6.18	6.29	(.20)	-	(.20)	16.52	60.70	20	.63		.63		.72
Year ended 2/28/2009	18.36	.18	(7.41)	(7.23)	-	(.70)	(.70)	10.43	(40.86)	12	.59		.56		1.18
Year ended 2/29/2008	20.26	.27	(.77)	(.50)	(.28)	(1.12)	(1.40)	18.36	(3.07)	18	.56		.53		1.30
Class R-1:
Year ended 2/29/2012	19.06	(.05)	.93	.88	-	-	-	19.94	4.62	56	1.50		1.50		(.27)
Year ended 2/28/2011	15.99	(.05)	3.12	3.07	-	-	-	19.06	19.20	51	1.50		1.50		(.29)
Year ended 2/28/2010	10.09	(.03)	6.00	5.97	(.07)	-	(.07)	15.99	59.14	40	1.53		1.53		(.19)
Year ended 2/28/2009	17.95	.04	(7.20)	(7.16)	-	(.70)	(.70)	10.09	(41.36)	24	1.48		1.45		.29
Year ended 2/29/2008	19.80	.08	(.76)	(.68)	(.05)	(1.12)	(1.17)	17.95	(3.93)	40	1.50		1.47		.39
Class R-2:
Year ended 2/29/2012	19.03	(.05)	.94	.89	-	-	-	19.92	4.68	419	1.49		1.49		(.27)
Year ended 2/28/2011	15.97	(.05)	3.11	3.06	-	-	-	19.03	19.16	431	1.50		1.50		(.30)
Year ended 2/28/2010	10.08	(.04)	5.98	5.94	(.05)	-	(.05)	15.97	59.02	383	1.60		1.60		(.25)
Year ended 2/28/2009	17.94	.03	(7.19)	(7.16)	-	(.70)	(.70)	10.08	(41.44)	238	1.59		1.57		.17
Year ended 2/29/2008	19.79	.08	(.76)	(.68)	(.05)	(1.12)	(1.17)	17.94	(3.95)	415	1.53		1.47		.38
Class R-3:
Year ended 2/29/2012	19.50	.03	.97	1.00	(.02)	-	(.02)	20.48	5.14	666	1.04		1.04		.18
Year ended 2/28/2011	16.33	.03	3.17	3.20	(.03)	-	(.03)	19.50	19.66	631	1.05		1.05		.16
Year ended 2/28/2010	10.29	.04	6.11	6.15	(.11)	-	(.11)	16.33	60.02	541	1.08		1.08		.27
Year ended 2/28/2009	18.21	.11	(7.33)	(7.22)	-	(.70)	(.70)	10.29	(41.15)	349	1.05		1.02		.70
Year ended 2/29/2008	20.08	.18	(.78)	(.60)	(.15)	(1.12)	(1.27)	18.21	(3.51)	724	1.04		1.01		.85
Class R-4:
Year ended 2/29/2012	19.68	.09	.98	1.07	(.08)	-	(.08)	20.67	5.50	534	.73		.73		.49
Year ended 2/28/2011	16.47	.08	3.21	3.29	(.08)	-	(.08)	19.68	20.07	491	.74		.74		.46
Year ended 2/28/2010	10.40	.08	6.16	6.24	(.17)	-	(.17)	16.47	60.42	378	.77		.77		.57
Year ended 2/28/2009	18.33	.16	(7.39)	(7.23)	-	(.70)	(.70)	10.40	(40.93)	252	.73		.70		1.04
Year ended 2/29/2008	20.22	.24	(.78)	(.54)	(.23)	(1.12)	(1.35)	18.33	(3.22)	528	.73		.70		1.16
Class R-5:
Year ended 2/29/2012	19.89	.15	.98	1.13	(.12)	-	(.12)	20.90	5.76	872	.43		.43		.79
Year ended 2/28/2011	16.64	.13	3.25	3.38	(.13)	-	(.13)	19.89	20.45	870	.44		.44		.77
Year ended 2/28/2010	10.50	.13	6.22	6.35	(.21)	-	(.21)	16.64	60.97	741	.47		.47		.89
Year ended 2/28/2009	18.45	.20	(7.45)	(7.25)	-	(.70)	(.70)	10.50	(40.77)	619	.43		.40		1.35
Year ended 2/29/2008	20.35	.30	(.77)	(.47)	(.31)	(1.12)	(1.43)	18.45	(2.93)	787	.43		.40		1.43
Class R-6:
Year ended 2/29/2012	19.85	.16	.99	1.15	(.14)	-	(.14)	20.86	5.84	1,290	.39		.39		.83
Year ended 2/28/2011	16.60	.14	3.24	3.38	(.13)	-	(.13)	19.85	20.50	851	.39		.39		.80
Period from 5/1/2009 to 2/28/2010(4)	13.04	.11	3.61	3.72	(.16)	-	(.16)	16.60	28.85	380	.42	(5)	.42	(5)	.90 (5)

	Year ended February 28 or 29
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	31%	28%	29%	37%	29%

(1)Based on average shares outstanding.
(2)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(4)Based on operations for the period shown and, accordingly, is not representative of a full year.
(5)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AMCAP Fund:

We have audited the accompanying statement of assets and liabilities of AMCAP Fund (the “Fund”), including the summary investment portfolio, as of February 29, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMCAP Fund as of February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
April 9, 2012

             unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended February 29, 2012:

Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$473,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2013, to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

Expense example
      unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (September 1, 2011, through February 29, 2012).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 9/1/2011	Ending account value 2/29/2012	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,126.30	$3.87	.73%
Class A -- assumed 5% return	1,000.00	1,021.29	3.68	.73
Class B -- actual return	1,000.00	1,122.03	7.94	1.50
Class B -- assumed 5% return	1,000.00	1,017.45	7.54	1.50
Class C -- actual return	1,000.00	1,121.92	8.09	1.53
Class C -- assumed 5% return	1,000.00	1,017.30	7.70	1.53
Class F-1 -- actual return	1,000.00	1,126.30	3.82	.72
Class F-1 -- assumed 5% return	1,000.00	1,021.34	3.63	.72
Class F-2 -- actual return	1,000.00	1,127.17	2.55	.48
Class F-2 -- assumed 5% return	1,000.00	1,022.54	2.42	.48
Class 529-A -- actual return	1,000.00	1,125.76	4.29	.81
Class 529-A -- assumed 5% return	1,000.00	1,020.89	4.08	.81
Class 529-B -- actual return	1,000.00	1,121.02	8.57	1.62
Class 529-B -- assumed 5% return	1,000.00	1,016.85	8.15	1.62
Class 529-C -- actual return	1,000.00	1,120.96	8.46	1.60
Class 529-C -- assumed 5% return	1,000.00	1,016.95	8.05	1.60
Class 529-E -- actual return	1,000.00	1,124.51	5.61	1.06
Class 529-E -- assumed 5% return	1,000.00	1,019.65	5.34	1.06
Class 529-F-1 -- actual return	1,000.00	1,127.24	3.18	.60
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.94	3.02	.60
Class R-1 -- actual return	1,000.00	1,121.49	7.93	1.50
Class R-1 -- assumed 5% return	1,000.00	1,017.45	7.54	1.50
Class R-2 -- actual return	1,000.00	1,121.62	7.88	1.49
Class R-2 -- assumed 5% return	1,000.00	1,017.50	7.49	1.49
Class R-3 -- actual return	1,000.00	1,124.04	5.51	1.04
Class R-3 -- assumed 5% return	1,000.00	1,019.75	5.24	1.04
Class R-4 -- actual return	1,000.00	1,126.36	3.87	.73
Class R-4 -- assumed 5% return	1,000.00	1,021.29	3.68	.73
Class R-5 -- actual return	1,000.00	1,127.91	2.28	.43
Class R-5 -- assumed 5% return	1,000.00	1,022.79	2.17	.43
Class R-6 -- actual return	1,000.00	1,128.17	2.02	.38
Class R-6 -- assumed 5% return	1,000.00	1,023.04	1.92	.38

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2012 (the most recent calendar quarter-end):

			10 years/
	1 year	5 years	Life of class1
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	1.71%	2.20%	4.31%
Not reflecting CDSC	6.71	2.56	4.31

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	5.66	2.54	4.12
Not reflecting CDSC	6.66	2.54	4.12

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	7.51	3.37	4.96

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	7.79	—	7.99

Class 529-A shares4
Reflecting 5.75% maximum sales charge	1.28	2.08	4.29
Not reflecting maximum sales charge	7.43	3.30	4.91

Class 529-B shares2,4
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	1.56	2.10	4.20
Not reflecting CDSC	6.56	2.46	4.20

Class 529-C shares4
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	5.55	2.46	4.04
Not reflecting CDSC	6.55	2.46	4.04

Class 529-E shares3,4	7.17	3.00	4.58

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	7.70	3.50	7.75

1Applicable to Class F-2 and 529-F-1 shares only. All other share classes reflect 10-year results.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 and 29 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Louise H. Bryson, 68	2010	Chair Emerita of the Board of Trustees, J. Paul Getty
		Trust; former President, Distribution, Lifetime
		Entertainment Network; former Executive Vice
		President and General Manager, Lifetime Movie
		Network

Mary Anne Dolan, 65	1998	Founder and President, MAD Ink (communications
Chairman of the Board		company)
(Independent and
Non-Executive)

James G. Ellis, 65	2010	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Leonard R. Fuller, 65	2010	President and CEO, Fuller Consulting (financial
		management consulting firm)

William D. Jones, 56	2006	Real estate developer/owner, President and CEO,
		CityLink Investment Corporation (acquires, develops
		and manages real estate ventures in selected urban
		communities) and City Scene Management Company
		(provides commercial asset and property
		management services)

L. Daniel Jorndt, 70	2010	Retired

William H. Kling, 70	2006	President Emeritus, American Public Media

John C. Mazziotta, M.D.,	2011	Physician; Chair, Department of Neurology, University
Ph.D., 62		of California at Los Angeles; Associate Director,
		Semel Institute, UCLA; Director, Brain Mapping
		Center, UCLA

John G. McDonald, 74	2010	Stanford Investors Professor, Graduate School of
		Business, Stanford University

Bailey Morris-Eck, 67	1999	Director and Programming Chair, WYPR Baltimore/
		Washington (public radio station); Senior Adviser,
		Financial News (London); Senior Fellow, Institute for
		International Economics

Steven B. Sample, Ph.D., 71	1999	President Emeritus, University of Southern California

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Louise H. Bryson, 68	7	None

Mary Anne Dolan, 65	10	None
Chairman of the Board
(Independent and
Non-Executive)

James G. Ellis, 65	46	Quiksilver, Inc.

Leonard R. Fuller, 65	46	None

William D. Jones, 56	7	Sempra Energy

L. Daniel Jorndt, 70	4	None

William H. Kling, 70	10	None

John C. Mazziotta, M.D.,	4	None
Ph.D., 62

John G. McDonald, 74	13	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

Bailey Morris-Eck, 67	4	None

Steven B. Sample, Ph.D., 71	4	Intermec, Inc.

“Interested” trustees5
	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Claudia P. Huntington, 60	1992–1994	Senior Vice President — Capital Research Global
Vice Chairman of the Board	1996	Investors, Capital Research and Management
		Company; Director, Capital Research and
		Management Company

Timothy D. Armour, 51	1996	President and Director, Capital Research and
President		Management Company; Senior Vice President —
		Capital Research Global Investors, Capital Research
		and Management Company; Director, The Capital
		Group Companies, Inc.6

“Interested” trustees5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

Claudia P. Huntington, 60	2	None
Vice Chairman of the Board

Timothy D. Armour, 51	2	None
President

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Eric S. Richter, 51	2008	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management Company

Paul F. Roye, 58	2007	Senior Vice President — Fund Business Management
Senior Vice President		Group, Capital Research and Management Company;
		Director, American Funds Service Company;6 former
		Director, Division of Investment Management, United
		States Securities and Exchange Commission

Barry S. Crosthwaite, 53	2006	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;6 Director,
		American Funds Service Company6

Herbert Y. Poon, 39	2012	Vice President and Associate Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company

C. Ross Sappenfield, 46	1999	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

James Terrile, 46	2006	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Vincent P. Corti, 55	1998	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Karl C. Grauman, 44	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Raymond F. Sullivan, Jr., 54	2011	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Dori Laskin, 60	2011	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Ari M. Vinocor, 37	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete February 29, 2012, portfolio of AMCAP Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

AMCAP Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of AMCAP Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

1 As of 12/31/11.
2 Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
3 Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage Fund®
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-902-0412P

Litho in USA AGD/Q/8051-S28690

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2011	$75,000
2012	$77,000

b) Audit-Related Fees:
2011	$ 5,000
2012	$ 9,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$ 7,000
2012	$ 7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2011	None
2012	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2011	$1,078,000
2012	$ 915,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$ 23,000
2012	$ 61,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2011	$ 2,000
2012	$ 2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,552,000 for fiscal year 2011 and $1,581,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

AMCAP Fund®
Investment portfolio

February 29, 2012

Common stocks — 88.36%	Shares	Value (000)

INFORMATION TECHNOLOGY — 19.87%
Apple Inc.1	1,400,000	$759,416
Microsoft Corp.	21,290,000	675,745
Oracle Corp.	10,265,000	300,457
Adobe Systems Inc.1	7,991,200	262,831
Texas Instruments Inc.	7,870,000	262,464
Yahoo! Inc.1	16,386,747	243,015
MasterCard Inc., Class A	500,000	210,000
Accenture PLC, Class A	3,225,000	192,016
QUALCOMM Inc.	2,605,000	161,979
Rovi Corp.1	4,431,500	157,230
FactSet Research Systems, Inc.	1,596,000	139,490
Automatic Data Processing, Inc.	2,375,000	129,010
Trimble Navigation Ltd.1	2,540,000	127,737
Corning Inc.	9,250,000	120,620
Hewlett-Packard Co.	4,350,000	110,098
EMC Corp.1	3,950,000	109,376
eBay Inc.1	3,000,000	107,220
Cisco Systems, Inc.	5,085,300	101,096
Autodesk, Inc.1	2,660,000	100,681
Samsung Electronics Co. Ltd.2	92,300	99,092
Avago Technologies Ltd.	2,555,500	96,112
Logitech International SA1,3	11,000,000	93,060
Maxim Integrated Products, Inc.	1,375,000	38,349
Visa Inc., Class A	325,000	37,820
Linear Technology Corp.	1,050,000	35,154
NetApp, Inc.1	750,000	32,250
MediaTek Inc.2	2,750,000	27,963
Applied Materials, Inc.	2,193,000	26,842
KLA-Tencor Corp.	383,000	18,537
Xilinx, Inc.	496,900	18,351
DTS, Inc.1	325,000	9,126
		4,803,137

HEALTH CARE — 17.26%
Gilead Sciences, Inc.1	10,874,600	494,794
Biogen Idec Inc.1	3,569,400	415,728
St. Jude Medical, Inc.	7,280,000	306,634
Amgen Inc.	4,405,000	299,320
Hologic, Inc.1,3	13,774,100	285,537
Endo Pharmaceuticals Holdings Inc.1,3	7,300,000	270,611
Forest Laboratories, Inc.1	6,630,000	215,608
McKesson Corp.	2,250,000	187,897
Alexion Pharmaceuticals, Inc.1	2,125,000	177,926
Medco Health Solutions, Inc.1	2,481,138	167,700
BioMarin Pharmaceutical Inc.1	4,505,000	161,054
Stryker Corp.	2,917,000	156,468
Abbott Laboratories	2,450,000	138,694
Edwards Lifesciences Corp.1	1,726,600	126,266
Thermo Fisher Scientific Inc.1	2,048,900	116,009
Medtronic, Inc.	2,900,000	110,548
Illumina, Inc.1	2,153,143	110,349
Zimmer Holdings, Inc.1	1,719,000	104,429
Allergan, Inc.	1,044,600	93,586
Life Technologies Corp.1	1,903,600	90,059
Alere Inc.1	2,487,000	63,244
VCA Antech, Inc.1	1,882,984	41,407
ZOLL Medical Corp.1	253,500	18,544
Boston Scientific Corp.1	2,547,890	15,848
NuVasive, Inc.1	225,000	3,530
		4,171,790

CONSUMER DISCRETIONARY — 14.39%
DIRECTV, Class A1	12,480,000	578,074
Comcast Corp., Class A	12,013,900	352,968
Garmin Ltd.	5,399,000	254,779
Kohl’s Corp.	4,815,000	239,209
News Corp., Class A	11,850,000	235,459
Johnson Controls, Inc.	6,980,000	227,757
YUM! Brands, Inc.	3,361,000	222,633
Harley-Davidson, Inc.	4,065,000	189,348
Tractor Supply Co.	2,100,000	179,487
NIKE, Inc., Class B	1,625,000	175,370
Time Warner Cable Inc.	2,095,613	166,266
Time Warner Inc.	4,433,333	164,964
Amazon.com, Inc.1	499,000	89,665
JCDecaux SA1,2	3,100,744	86,115
Texas Roadhouse, Inc.	4,557,200	76,242
Best Buy Co., Inc.	2,700,000	66,690
DreamWorks Animation SKG, Inc., Class A1	3,300,000	56,958
Lowe’s Companies, Inc.	2,000,000	56,760
P.F. Chang’s China Bistro, Inc.	800,000	30,656
WPP PLC2	2,360,000	30,212
		3,479,612

INDUSTRIALS — 8.74%
Precision Castparts Corp.	1,970,000	329,837
Union Pacific Corp.	2,720,600	299,946
United Parcel Service, Inc., Class B	2,630,000	202,221
Verisk Analytics, Inc., Class A1	3,775,000	164,212
United Technologies Corp.	1,769,000	148,366
CSX Corp.	6,790,700	142,673
Serco Group PLC2	14,878,000	131,378
Southwest Airlines Co.	11,885,000	106,727
Moog Inc., Class A1	2,233,635	98,079
MITIE Group PLC2,3	22,902,000	96,927
General Dynamics Corp.	1,155,000	84,581
Landstar System, Inc.	1,350,000	72,981
MSC Industrial Direct Co., Inc., Class A	865,000	68,690
Robert Half International Inc.	1,700,000	48,331
Rockwell Collins, Inc.	703,907	41,735
W.W. Grainger, Inc.	200,600	41,671
Iron Mountain Inc.	579,344	17,989
Mine Safety Appliances Co.	438,400	16,159
		2,112,503

ENERGY — 7.45%
EOG Resources, Inc.	3,548,000	403,975
Schlumberger Ltd.	4,456,940	345,903
Apache Corp.	2,788,000	300,909
FMC Technologies, Inc.1	4,450,000	224,414
Devon Energy Corp.	2,442,000	179,023
Chevron Corp.	1,000,000	109,120
Southwestern Energy Co.1	1,825,000	60,335
Baker Hughes Inc.	965,900	48,565
Murphy Oil Corp.	700,000	44,758
BG Group PLC2	1,180,000	28,457
ConocoPhillips	335,000	25,644
Ultra Petroleum Corp.1	750,000	18,720
Range Resources Corp.	185,000	11,781
		1,801,604

FINANCIALS — 6.80%
JPMorgan Chase & Co.	7,184,374	281,915
Capital One Financial Corp.	4,245,700	214,833
Wells Fargo & Co.	5,100,000	159,579
PNC Financial Services Group, Inc.	2,595,000	154,454
American Express Co.	2,700,000	142,803
State Street Corp.	3,169,200	133,835
Arthur J. Gallagher & Co.	3,525,000	120,273
BB&T Corp.	3,500,000	102,375
Hudson City Bancorp, Inc.	12,700,000	86,995
Cullen/Frost Bankers, Inc.	1,250,000	70,600
Bank of New York Mellon Corp.	2,953,900	65,311
Zions Bancorporation	3,222,000	61,218
U.S. Bancorp	1,045,000	30,723
City National Corp.	225,091	10,579
East West Bancorp, Inc.	350,000	7,742
		1,643,235

CONSUMER STAPLES — 4.37%
CVS/Caremark Corp.	7,350,000	331,485
Philip Morris International Inc.	2,500,000	208,800
PepsiCo, Inc.	1,597,981	100,577
L’Oréal SA2	850,000	96,948
Whole Foods Market, Inc.	1,132,000	91,398
Ralcorp Holdings, Inc.1	903,700	67,416
Costco Wholesale Corp.	760,000	65,405
Altria Group, Inc.	1,750,000	52,675
Colgate-Palmolive Co.	250,000	23,295
Avon Products, Inc.	930,000	17,382
		1,055,381

MATERIALS — 4.28%
Celanese Corp., Series A	6,665,522	317,079
AptarGroup, Inc.	2,757,056	145,517
Praxair, Inc.	1,066,131	116,208
Monsanto Co.	1,400,000	108,332
Barrick Gold Corp.	2,100,000	100,233
Valspar Corp.	1,793,233	83,116
Scotts Miracle-Gro Co., Class A	1,760,900	82,481
Freeport-McMoRan Copper & Gold Inc.	1,800,000	76,608
AK Steel Holding Corp.	784,400	6,213
		1,035,787

TELECOMMUNICATION SERVICES — 2.29%
MetroPCS Communications, Inc.1	16,814,500	173,189
tw telecom inc.1	7,500,000	162,000
Crown Castle International Corp.1	3,098,500	160,533
United States Cellular Corp.1	734,300	31,678
Telephone and Data Systems, Inc.	1,066,300	26,946
		554,346

MISCELLANEOUS — 2.91%
Other common stocks in initial period of acquisition		703,853

Total common stocks (cost: $15,436,526,000)		21,361,248

Convertible securities — 0.00%

CONSUMER DISCRETIONARY — 0.00%
Johnson Controls, Inc. 11.50% convertible preferred 2012, units2	4,600	729

Total convertible securities (cost: $230,000)		729

	Principal amount
Bonds & notes — 0.17%	(000)

FINANCIALS — 0.17%
First Niagara Financial Group, Inc. 7.25% 2021	$40,000	42,270

Total bonds & notes (cost: $40,000,000)		42,270

Short-term securities — 12.00%

Freddie Mac 0.05%–0.28% due 3/2/2012–1/9/2013	619,320	618,955
Federal Home Loan Bank 0.065%–0.25% due 3/1/2012–2/4/2013	529,100	528,879
U.S. Treasury Bills 0.046%–0.155% due 4/19–8/16/2012	410,445	410,351
Fannie Mae 0.04%–0.23% due 4/27/2012–1/9/2013	316,150	315,897
Straight-A Funding LLC 0.14%–0.19% due 3/5–5/21/20124	135,155	135,129
Chariot Funding, LLC 0.15%–0.19% due 4/11–5/16/20124	90,000	89,974
Jupiter Securitization Co., LLC 0.13% due 3/12/20124	25,000	24,999
JPMorgan Chase & Co. 0.25% due 7/25/2012	16,900	16,881
Coca-Cola Co. 0.13%–0.19% due 3/14–7/10/20124	123,600	123,519
Federal Farm Credit Banks 0.05%–0.16% due 5/8/2012–1/7/2013	100,000	99,900
Variable Funding Capital Company LLC 0.19% due 3/7–4/16/20124	75,000	74,986
Procter & Gamble Co. 0.07%–0.14% due 4/23–6/11/20124	70,000	69,987
General Electric Capital Corp. 0.15% due 4/17/2012	65,000	64,988
General Electric Co. 0.07% due 3/1/2012	4,000	4,000
Private Export Funding Corp. 0.12%–0.17% due 4/3–6/4/20124	66,100	66,053
Emerson Electric Co. 0.07%–0.10% due 3/12–4/10/20124	53,200	53,196
Walt Disney Co. 0.09% due 4/23/20124	50,000	49,990
Abbott Laboratories 0.10% due 4/17/20124	47,800	47,794
NetJets Inc. 0.08% due 3/6/20124	41,000	40,999
Regents of the University of California 0.13%–0.16% due 4/10–5/18/2012	41,000	40,990
eBay Inc. 0.14% due 5/10/20124	14,600	14,596
Paccar Financial Corp. 0.11% due 3/6/2012	8,500	8,499

Total short-term securities (cost: $2,900,702,000)		2,900,562

Total investment securities (cost: $18,377,458,000)		$24,304,809
Other assets less liabilities		(128,954)

Net assets		$24,175,855

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $643,194,000, which represented 2.66% of the net assets of the fund. This amount includes $642,465,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
3Represents an affiliated company as defined under the Investment Company Act of 1940.
4Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $791,222,000, which represented 3.27% of the net assets of the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFP-902-0412O-S29444

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
AMCAP Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of AMCAP Fund (the “Fund”) as of February 29, 2012, and for the year then ended and have issued our report thereon dated April 9, 2012, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of February 29, 2012, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
April 9, 2012

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMCAP FUND

By /s/ Claudia P. Huntington
Claudia P. Huntington, Vice Chairman and Principal Executive Officer

Date: April 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Claudia P. Huntington
Claudia P. Huntington, Vice Chairman and Principal Executive Officer

Date: April 30, 2012

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: April 30, 2012